Document And Entity Information	9 Months Ended
Sep. 30, 2011
Document And Entity Information [Abstract]
Document Type	S-1
Amendment Flag	true
Amendment Description	Subsequent Events (unaudited) footnote added.
Document Period End Date	Sep 30, 2011
Entity Registrant Name	Spirit Airlines, Inc.
Entity Central Index Key	0001498710
Entity Filer Category	Non-accelerated Filer

Statements Of Operations (USD $) In Thousands, except Per Share data, unless otherwise specified	9 Months Ended		12 Months Ended
	Sep. 30, 2011	Sep. 30, 2010	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Operating revenues:
Passenger	$ 520,380	$ 401,513	$ 537,969	$ 536,181	$ 657,448
Non-ticket	276,887	163,552	243,296	163,856	129,809
Total operating revenue	797,267	565,065	781,265	700,037	787,257
Operating expenses:
Aircraft fuel	293,219	178,159	248,206	181,107	299,094
Salaries, wages and benefits	133,514	114,719	156,443	135,420	147,015
Aircraft rent	86,009	72,936	101,345	89,974	105,605
Landing fees and other rents	38,628	35,651	48,118	42,061	43,331
Distribution	39,146	30,421	41,179	34,067	37,816
Maintenance, materials and repairs	26,978	20,644	28,189	27,536	24,237
Depreciation and amortization	5,296	4,317	5,620	4,924	4,236
Other operating	65,700	61,107	82,594	72,921	85,608
Loss on disposal of assets	39	77	77	1,010	4,122
Restructuring and termination costs	2,379	137	621	(392)	17,902
Total operating expenses	690,908	518,168	712,392	588,628	768,966
Operating income	106,359	46,897	68,873	111,409	18,291
Other expense (income):
Interest expense	24,408	38,007	50,313	46,892	40,245
Capitalized interest	(2,519)	(927)	(1,491)	(951)	(166)
Interest income	(256)	(242)	(328)	(345)	(1,976)
Gain on extinguishment of debt				(19,711)	(53,673)
Other expense	165	102	194	298	214
Total other (income) expense	21,798	36,940	48,688	26,183	(15,356)
Income before income taxes	84,561	9,957	20,185	85,226	33,647
Provision (benefit) for income taxes	32,104	(52,993)	(52,296)	1,533	388
Net income	$ 52,457	$ 62,950	$ 72,481	$ 83,693	$ 33,259
Net income per share, basic	$ 1.12	$ 2.41	$ 2.77	$ 3.23	$ 1.29
Net income per share, diluted	$ 1.11	$ 2.36	$ 2.72	$ 3.18	$ 1.29

Balance Sheets (USD $) In Thousands, unless otherwise specified	Sep. 30, 2011	Dec. 31, 2010	Dec. 31, 2009
Current assets:
Cash and cash equivalents	$ 350,973	$ 82,714	$ 86,147
Restricted cash		72,736	52,540
Accounts receivable, less allowance of $319, $17, and $78 (unaudited) at December 31, 2009, 2010 and September 30, 2011	14,729	9,471	8,347
Deferred income taxes	30,502	51,492
Other current assets	53,684	34,806	16,757
Total current assets	449,888	251,219	163,791
Property and equipment:
Flight equipment	4,204	3,901	3,615
Ground and other equipment	43,995	39,441	35,173
Less accumulated depreciation	(27,327)	(24,013)	(20,379)
Total property and equipment	20,872	19,329	18,409
Deposits on flight equipment purchase contracts	72,811	44,188	16,985
Prepaid aircraft maintenance to lessors	119,790	116,857	91,294
Long-term deferred income taxes		1,319
Security deposits and other long-term assets	58,802	42,845	37,387
Total assets	722,163	475,757	327,866
Current liabilities:
Accounts payable	17,874	13,360	15,265
Air traffic liability	123,197	104,788	86,566
Other current liabilities	97,947	73,041	58,822
Current maturities of long-term debt and obligations, due to related parties		20,000
Current maturities of long-term debt and obligations, due to non-related parties		3,240	3,240
Total current liabilities	239,018	214,429	163,893
Deferred credits and other long-term liabilities	40,423	29,101	27,998
Due to related parties, less current maturities		245,621	227,026
Long-term debt, less current maturities		11,966	11,966
Mandatorily redeemable preferred stock		79,717	75,110
Shareholders' equity (deficit)
Additional paid-in-capital	496,014	676	107
Accumulated deficit	(53,299)	(105,756)	(178,237)
Total shareholders' equity (deficit)	442,722	(105,077)	(178,127)
Total liabilities and shareholders' equity (deficit)	722,163	475,757	327,866
Class A Common Stock [Member]
Shareholders' equity (deficit)
Common stock		2	2
Class B Common Stock [Member]
Shareholders' equity (deficit)
Common stock		1	1
Common Stock [Member]
Shareholders' equity (deficit)
Common stock	$ 7

Balance Sheets (Parenthetical) (USD $) In Thousands, except Share data, unless otherwise specified	Sep. 30, 2011	Dec. 31, 2010	Dec. 31, 2009
Accounts receivable, allowance	$ 78	$ 17	$ 319
Class A Common Stock [Member]
Common stock, par value	$ 0.0001	$ 0.0001	$ 0.0001
Common stock, shares authorized	0	25,000,000	25,000,000
Common stock, shares issued	0	20,848,847	20,848,847
Common stock, shares outstanding	0	20,848,847	20,848,847
Class B Common Stock [Member]
Common stock, par value	$ 0.0001	$ 0.0001	$ 0.0001
Common stock, shares authorized	0	6,500,000	6,000,000
Common stock, shares issued	0	6,009,978	6,019,228
Common stock, shares outstanding	0	6,009,978	6,019,228
Common Stock [Member]
Common stock, par value	$ 0.0001	$ 0.0001	$ 0.0001
Common stock, shares authorized	240,000,000	0	0
Common stock, shares issued	72,530,256	0	0
Common stock, shares outstanding	72,530,256	0	0

Statements of Cash Flows (USD $) In Thousands, unless otherwise specified	9 Months Ended		12 Months Ended
	Sep. 30, 2011	Sep. 30, 2010	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Operating Activities:
Net income	$ 52,457	$ 62,950	$ 72,481	$ 83,693	$ 33,259
Adjustments to reconcile net income to net cash provided by operations:
Changes in fair value of open fuel hedge contracts	4,406	(927)	(2,064)	(1,449)	9,875
Gain on debt extinguishment				(19,711)	(53,673)
Non-cash restructuring credit charges, net			22	60	17,233
Equity based stock compensation, net	411	408	569	113	6
Allowance for doubtful accounts	57	(97)	(110)	109	156
Amortization of deferred gains and debt issuance costs	(671)	68	(574)	(255)	(477)
Depreciation and amortization	5,296	4,317	5,620	4,924	4,236
Deferred income tax benefit (loss)	34,164	(53,473)	(52,811)
Loss on disposition of assets	39	77	77	1,010	4,122
Interest and dividends incurred but not paid	21,875	33,300	43,202	38,080	34,626
Capitalized interest	(2,519)	(927)	(1,491)	(951)	(166)
Changes in operating assets and liabilities:
Restricted cash	72,736	(26,346)	(20,196)	16,857	(35,219)
Accounts receivable	(5,316)	(3,388)	(1,014)	(2,450)	6,442
Prepaid maintenance reserves	(27,380)	(26,840)	(35,694)	(26,923)	(21,093)
Long-term deposits and other assets	(19,539)	(7,959)	(13,981)	(6,542)	(11,420)
Accounts payable	4,514	(1,112)	(2,007)	(6,566)	(5,709)
Air traffic liability	17,880	20,963	19,107	(3,239)	204
Other liabilities	(8,808)	2,965	16,132	(7,313)	(33,652)
Other	(114)	(181)	(235)	(380)	(663)
Net cash provided by operating activities	149,488	3,798	27,033	69,067	(51,913)
Investing activities:
Proceeds from sale of property and equipment	5,604	230	333	19,491	8,990
Pre-delivery deposits for flight equipment, net of refunds	(27,194)	(12,790)	(25,474)	(2,384)	14,693
Purchase of property and equipment, net	(9,573)	(3,727)	(5,325)	(14,778)	(13,953)
Net cash used in investing activities	(31,163)	(16,287)	(30,466)	2,329	9,730
Financing activities:
Proceeds from issuance of debt				2,000	5,000
Proceeds from issuance of common stock, net of offering expenses	171,247
Payments on debt and capital lease obligations	(20,564)			(2,239)	(890)
Repurchase of restricted common stock	(757)			(43)	(1)
Debt issuance costs	8			(1,196)	(300)
Net cash provided by financing activities	149,934			(1,478)	3,809
Net increase (decrease) in cash and cash equivalents	268,259	(12,489)	(3,433)	69,918	(38,374)
Cash and cash equivalents at beginning of period	82,714	86,147	86,147	16,229	54,603
Cash and cash equivalents at end of period	350,973	73,658	82,714	86,147	16,229
Supplemental disclosures
Interest Paid	8,219	3,543	4,303	12,177	10,941
Taxes paid	379	504	562	1,974	148
Non-cash transactions
Exchange of notes due to related parties for common stock	279,206
Exchange of mandatorily redeemable preferred stock for common stock	81,747
Liability and equity related to tax receivable agreement	$ 36,522

Statements Of Shareholders' Equity (USD $) In Thousands	Class A Common Stock [Member]	Class B Common Stock [Member]	Common Stock [Member]	Additional Paid-In Capital [Member]	Treasury Stock [Member]	Accumulated Deficit [Member]	Total
Balance at Dec. 31, 2007	$ 2	$ 1		$ 44	$ (12)	$ (295,189)	$ (295,154)
Repurchase of common stock					(1)		(1)
Share-based compensation				6			6
Net income						33,259	33,259
Balance at Dec. 31, 2008	2	1		50	(13)	(261,930)	(261,890)
Repurchase of common stock					(43)		(43)
Retirement of common stock				(56)	56
Share-based compensation				113			113
Net income						83,693	83,693
Balance at Dec. 31, 2009	2	1		107		(178,237)	(178,127)
Share-based compensation				569			569
Net income						72,481	72,481
Balance at Dec. 31, 2010	2	1		676		(105,756)	(105,077)
Conversion of Class A & B common stock to common stock (unaudited)	(2)	(1)	3
Proceeds from initial public offering, net (unaudited)			1	170,827			170,828
Conversion of debt to common stock (unaudited)			2	279,204			279,206
Conversion of preferred stock to common stock (unaudited)			1	81,746			81,747
Record liability under Tax Receivable Agreement (unaudited)				(36,522)			(36,522)
Repurchase of common stock				(757)			(757)
Share-based compensation				411			411
Options exercised (unaudited)				419			419
Net income						52,457	52,457
Other (unaudited)				10			10
Balance at Sep. 30, 2011			$ 7	$ 496,014		$ (53,299)	$ 442,722

Summary Of Significant Accounting Policies	9 Months Ended
Sep. 30, 2011
Summary Of Significant Accounting Policies [Abstract]
Summary Of Significant Accounting Policies

1. Summary of Significant Accounting Policies

Basis of Presentation

Headquartered in Miramar, Florida, Spirit Airlines, Inc. (Spirit or the Company) is an ultra low-cost carrier (ULCC) in the Americas and a portfolio company of two private equity firms, Indigo Partners, or Indigo, and Oaktree Capital Management, L.P., or Oaktree. The Company manages operations on a system-wide basis due to the interdependence of its route structure in the various markets served. As only one service is offered (i.e., air transportation), management has concluded that there is only one reportable segment.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from these estimates.

Cash and Cash Equivalents

The Company considers all highly liquid investments with maturities of less than three months at the date of acquisition to be cash equivalents. Investments included in this category consist of money market funds, investment-grade commercial paper, and certificates of deposit.

Restricted Cash

Restricted cash primarily consists of funds held by credit card processors as collateral for future travel paid with a credit card.

Accounts Receivable

Accounts receivable primarily consist of amounts due from credit card processors associated with the sales of tickets and amounts due from counterparties associated with fuel derivative instruments that have settled. The allowance for doubtful accounts represents the estimated losses expected to be incurred in the collection of credit card receivables based on historical credit card charge-backs and other receivables based on specific analysis.

The Company wrote off accounts receivable of $0.9 million, $0 million, and $0.1 million for the years ended 2008, 2009, and 2010 and recovered $0.3 million (unaudited) and wrote off $0.1 million (unaudited) for the nine months ended September 30, 2010 and 2011, respectively. The Company recorded charges related to its allowance for doubtful accounts of $0.2 million and $0.1 million, and recovered $0.1 million for the years ended 2008, 2009 and 2010, and recovered $0.1 million (unaudited) and recorded $0.1 million (unaudited) for the nine months ended September 30, 2010 and 2011, respectively.

Inventories

Spare parts, materials, and supplies relating to flight equipment are carried at average acquisition cost and are expensed when used in operations. Allowances for obsolescence are provided over the estimated lease life of the related aircraft and engines (as 100% of the fleet is financed via operating leases) for spare parts expected to be on hand at the date aircraft are retired from service.

Deferred Offering Costs

The Company complies with the requirements of SEC Staff Accounting Bulletin (SAB) Topic 5A—"Expenses of Offering." Deferred offering costs of approximately $4.0 million as of December 31, 2010 consist principally of legal, accounting, printing, and underwriting fees incurred through the balance sheet date related to an initial public offering (the IPO) that are charged to additional paid-in capital upon the completion of the offering. A total of $6.1 million (unaudited) was charged to additional paid-in capital in connection with the IPO in 2011.

Measurement of Asset Impairments

The Company records impairment charges on long-lived assets used in operations when events and circumstances indicate that the assets may be impaired, the undiscounted cash flows estimated to be generated by those assets are less than the carrying amount of those assets, and the net book value of the assets exceeds their estimated fair value. In making these determinations, the Company uses certain assumptions, including, but not limited to: (i) estimated fair value of the assets; and (ii) estimated, undiscounted future cash flows expected to be generated by these assets, which are based on additional assumptions such as asset utilization, length of service the asset will be used in the Company's operations, and estimated salvage values.

Property and Equipment

Property and equipment are stated at cost, less accumulated depreciation and amortization. Depreciation of operating property and equipment is computed using the straight-line method applied to each unit of property, except on flight equipment (major rotable parts, avionics, and assemblies), which are depreciated on a group basis over the average life of the applicable equipment. The depreciable lives used for the principal depreciable asset classifications are:

Estimated Useful Life
Spare rotables and flight assemblies	Lesser of the useful life of equipment or average remaining fleet life to which applicable
Other equipment and vehicles	5 to 7 years
Equipment under capital lease	Lease term
Internally developed software	3 to 10 years

All aircraft and spare engines are operated through operating leases with terms of 6 to 12 years for aircraft and 7 to 12 years for spare engines. Residual values for major spare rotable parts, avionics, and assemblies are estimated to be 10%. The following table illustrates the components of depreciation and amortization expense (in thousands):

	Year Ended December 31,			Nine Months Ended September 31
	2008	2009	2010	2010	2011
				(unaudited)
Depreciation	$4,236	$3,901	$4,313	$3,091	$3,667
Amortization of heavy maintenance	—	1,023	1,307	1,226	1,629

Total depreciation and amortization	$4,236	$4,924	$5,620	$4,317	$5,296

The Company capitalizes costs associated with internally developed and/or purchased software systems for new products, and enhancements to existing products that have reached the application development stage and meet recoverability tests. Capitalized costs include external direct costs of materials and services utilized in developing or obtaining internal-use software, and labor cost for employees who are directly associated with and devote time to internal-use software projects. These costs are included in property and equipment.

Amortization of capitalized software development costs is charged to depreciation. Amortization of capitalized software development costs was $0.4 million, $0.7 million, and $1.1 million for the years ended 2008, 2009 and 2010, respectively. Amortization of capitalized software development costs was $0.8 million (unaudited) and $1.3 million (unaudited) for the nine months ended September 30, 2010 and 2011, respectively. The Company capitalized $2.9 million, $0.6 million, and $2.4 million, of software development costs during the years ended 2008, 2009 and 2010, and $2.0 million (unaudited) and $2.6 million (unaudited), during the nine months ended September 30, 2010 and 2011, respectively.

Capitalized Interest

Interest attributable to funds used to finance the acquisition of new aircraft is capitalized as an additional cost of the related asset. Capitalization of interest ceases when the asset is no longer being prepared for its intended use or is ready for service.

Manufacturer's Credits

Spirit periodically receives credits in connection with the acquisition of aircraft and engines. These credits are deferred until the aircraft and engines are delivered and then applied on a pro rata basis as a reduction of the cost of the related aircraft and engines.

Passenger Revenue Recognition

Tickets sold are initially deferred as "air traffic liability." Passenger revenue is recognized at time of departure when transportation is provided. A nonrefundable ticket expires at the date of scheduled travel and is recognized as revenue at the date of scheduled travel.

Customers may elect to change their itinerary prior to the date of departure. A change fee is assessed and recognized on the date the change is initiated and is deducted from the face value of the original purchase price of the ticket, and the original ticket becomes invalid. The amount remaining after deducting the change fee expires one year from the date of purchase of the original ticket and can be used towards the purchase of a new ticket and the Company's other service offerings. The amount of credits expected to expire is recognized as revenue upon issuance of the credit and is estimated based on historical experience. Estimating the amount of credits that will go unused involves some level of subjectivity and judgment.

The Company is also required to collect certain taxes and fees from customers on behalf of government agencies and airports and remit these back to the applicable governmental entity or airport on a periodic basis. These taxes and fees include U.S. federal transportation taxes, federal security charges, airport passenger facility charges, and foreign arrival and departure taxes. These items are collected from customers at the time they purchase their tickets, but are not included in passenger revenue. The Company records a liability upon collection from the customer and relieves the liability when payments are remitted to the applicable governmental agency or airport.

Frequent Flier Program

Flown Miles. The Company accrues for mileage credits earned by passengers, including mileage credits for members with an insufficient number of mileage credits to earn an award, under its FREE SPIRIT program based on the estimated incremental cost of providing free travel for credits that are expected to be redeemed. Incremental costs include fuel, insurance, security, ticketing and facility charges reduced by an estimate of fees required to be paid by the passenger when redeeming the award.

Original Affinity Card Program. The Company also sells mileage credits to companies participating in the FREE SPIRIT program (or affinity card program). Under the original affinity card program, funds received from the sale of mileage credits were accounted for as a multiple element arrangement and allocated to a marketing component and a transportation component (mileage credits) using the residual method. The fair value of the transportation component is deferred and recognized ratably as passenger revenue over the estimated period the transportation is expected to be provided (historically estimated at 15 to 19 months and currently estimated at 20 months). The difference between the funds received and the fair value of the transportation component is recognized in non-ticket revenue at the time of sale as non-ticket marketing revenue. The marketing component represents the Company's compensation for, among many items, use of its trademark, customer lists and placement of marketing materials to encourage application for credit cards. Because there are no undelivered elements other than the mileage credits, the Company records the revenue from the marketing component when funds are received. The Company also receives bonuses from companies participating in the FREE SPIRIT program that are driven by the volume of the usage of the Company's co-branded credit cards. The Company recognizes these bonuses as non-ticket revenue when payment is received (milestone method) as the milestones are substantive.

New Affinity Card Program(unaudited). The Company entered into a new affinity card program that became effective April 1, 2011. The agreement calls for the marketing of a co-branded Spirit credit card and the delivery of award miles over a five-year period. At the inception of the arrangement, the Company evaluated all deliverables in the arrangement to determine whether they represent separate units of accounting using the criteria as set forth in ASU No. 2009-13. The Company determined the arrangement had three separate units of accounting: (i) travel miles to be awarded, (ii) licensing of brand and access to member lists, and (iii) advertising and marketing efforts. Under ASU No. 2009-13, arrangement consideration should be allocated based on relative selling price. At inception of the arrangement, the Company established the relative selling price for all deliverables that qualified for separation. The manner in which the selling price was established is based on a hierarchy of evidence that the Company considered. Total arrangement consideration was then allocated to each deliverable on the basis of the deliverable's relative selling price. In considering the hierarchy of evidence under ASU No. 2009-13, the Company first determined whether vendor specific objective evidence of selling price or third-party evidence of selling price existed. It was determined by the Company that neither vendor specific objective evidence of selling price nor third-party evidence existed due to the uniqueness of the Company's program. As such, the Company developed its best estimate of the selling price for all deliverables. For the award miles, the Company considered a number of entity-specific factors when developing the best estimate of the selling price including the number of miles needed to redeem an award, average fare of comparable segments, breakage, restrictions, and fees. For licensing of brand and access to member lists, the Company considered both market-specific factors and entity-specific factors including general profit margins realized in the marketplace/industry, brand power, market royalty rates, and size of customer base. For the advertising element, the Company considered market-specific factors and entity-specific factors including, the Company's internal costs (and fluctuations of costs) of providing services, volume of marketing efforts, and overall advertising plan. Consideration allocated based on the relative selling price to both brand licensing and advertising elements will be recognized as revenue when earned and recorded in non-ticket revenue. Consideration allocated to award miles will be deferred and recognized ratably as passenger revenue over the estimated period the transportation is expected to be provided (historically estimated at 15 to 19 months and currently estimated at 20 months). The Company used entity-specific assumptions coupled with the various judgments necessary to determine the selling price of a deliverable in accordance with the required selling price hierarchy. Changes in these assumptions (e.g., cost of fare, number of miles to redeem awards, marketing plan, and approval rate of credit cards) could result in changes in the estimated selling prices. Determining the frequency to reassess selling price for individual deliverables requires significant judgment. During the nine months ended September 30, 2011, the Company noted no changes to either entity-specific assumptions or market-specific assumptions that would warrant a reassessment of selling prices from those determined at inception.

The following table illustrates total cash proceeds received from the sale of mileage credits and the portion of such proceeds recognized in revenue immediately as marketing component:

Year Ended	Cash proceeds from sale of miles to non- airline third parties	Portion of proceeds recognized immediately as marketing component
	(in thousands)
December 31, 2008	$13,503	$5,775
December 31, 2009	12,008	5,209
December 31, 2010	20,748	10,576

Nine Months Ended (Unaudited)
September 30, 2010	12,697	5,696
September 30, 2011	15,866	11,721

The total liability for future FREE SPIRIT award redemptions and unrecognized revenue from the sale of mileage credits was $4.2 million, $7.1 million, and $5.2 million (unaudited) at December 31, 2009 and 2010 and September 30, 2011, respectively. These balances are recorded as a component of air traffic liability in the accompanying balance sheets.

Non-ticket Revenue Recognition

Non-ticket revenues are generated from air travel-related fees paid by the ticketed passenger for, among other things, baggage, bookings through the Company's call center or third-party vendors, advance seat selection, itinerary changes and loyalty programs. Non-ticket website, revenues also consist of services not directly related to providing transportation such as the FREE SPIRIT affinity credit card program, $9 Fare Club, and the sale of advertising to third parties on Spirit's website and on board aircraft. The following table summarizes the primary components of non-ticket revenue and the revenue recognition method utilized for each service or product (in thousands):

Non-ticket revenue	Recognition method	Year Ended December 31,			Nine Months Ended September 30,
		2008	2009	2010	2010	2011
					(unaudited)
Baggage	Time of departure	$59,627	$63,222	$91,393	$59,341	$123,990
Passenger usage fee	Time of departure	2,330	20,596	45,181	32,686	49,364
Advance seat selection	Time of departure	10,975	18,819	32,512	22,169	32,107
Change fees	When itinerary is changed	21,515	23,561	23,120	16,580	19,036
Other		35,362	37,658	51,090	32,776	52,390

Non-ticket revenue		$129,809	$163,856	$243,296	$163,552	$276,887

Fees for services recognized at time of departure are initially recorded as a liability until time of departure. The passenger usage fee is charged for tickets sold through the Company's primary sales distribution channels, to cover the Company's distribution costs. The primary sales distribution channels for which passenger usage fees are charged include sales through the Company's website, sales through the third-party provided call center, and sales through travel agents; the Company does not charge a passenger usage fee for sales made at its airport ticket counters. Other non-ticket revenues include revenues from other air related charges as well as non-air related charges. Other air related charges include optional services and products provided to passengers such as onboard products, travel insurance, use of the Company's call center or travel agent, pet fees, and unaccompanied minor fees, among others. Non-air related charges primarily consist of revenues from advertising on the Company's aircraft and website, the Company's $9 Fare Club subscription-based membership program, and the Company's FREE SPIRIT affinity credit card program.

During the fourth quarter of 2010, the Company determined not to renew its agreement with the administrator of the FREE SPIRIT affinity credit card program at the scheduled expiration in February 2011. In connection with that non-renewal, the Company entered into an agreement with the former administrator regarding the transition of the program to a new provider and the remittance to the Company of compensation due to the Company for card members obtained through the Company's marketing services in the amount of $5.0 million, of which $4.6 million was recognized in the fourth quarter of 2010 and $0.4 million was recognized in the first quarter of 2011.

Airframe and Engine Maintenance

The Company accounts for heavy maintenance and major overhaul and repair under the deferral method whereby the cost of heavy maintenance and major overhaul and repair is deferred and amortized based on usage through the next overhaul event.

Amortization of engine overhaul costs is charged to depreciation and amortization expense and was $1.0 million and $1.3 million for the years ended 2009 and 2010, and $1.2 million (unaudited) and $1.6 million (unaudited) for the nine months ended September 30, 2010 and 2011, respectively. During the years ended 2009 and 2010, the Company deferred $5.3 million and $5.2 million, respectively, of costs for heavy maintenance. During the nine months ended September 30, 2010 and 2011, the Company deferred $0.8 million (unaudited) and $20.2 million (unaudited), respectively, of costs for heavy maintenance.

The Company outsources certain routine, non-heavy maintenance functions under contracts that require payment on a utilization basis, such as flight hours. Costs incurred for maintenance and repair under flight hour maintenance contracts, where labor and materials price risks have been transferred to the service provider, are expensed based on contractual payment terms. All other costs for routine maintenance of the airframes and engines are charged to expense as performed.

The table below summarizes the extent to which the Company's maintenance costs are rate capped due to flight hour maintenance contracts (in thousands).

	Year Ended December 31,			Nine Months Ended September 30,
	2008	2009	2010	2010	2011
				(unaudited)
Flight hour-based maintenance expense	$13,445	$14,428	$16,683	$14,085	$16,706
Non-flight hour-based maintenance expense	10,792	13,108	11,506	6,559	10,272

Total maintenance expense	$24,237	$27,536	$28,189	$20,644	$26,978

During the quarter ended December 31, 2010, the Company renegotiated a supplier contract resulting in a reduction of operating expenses of $1.0 million of amounts accrued in prior years.

Aircraft Fuel

Aircraft fuel expense includes jet fuel and associated "into-plane" costs, taxes, oil, and all gains and losses associated with fuel hedge contracts.

Derivative Instruments

The Company accounts for derivative financial instruments at fair value and recognizes them in the balance sheet in other current assets or other current liabilities. For derivatives designated as cash flow hedges, changes in fair value of the derivative are generally reported in other comprehensive income and are subsequently reclassified into earnings when the hedged item affects earnings. For the years ended 2008, 2009 and 2010, and the nine months ended September 30, 2010 and 2011, the Company did not hold derivative instruments that qualified as cash flow hedges. As a result, changes in the fair value of such derivative contracts were recorded within aircraft fuel expense in the accompanying statements of operations. These amounts include both realized gains and losses and mark-to-market adjustments of the fair value of unsettled derivative instruments at the end of each period.

Advertising

The Company expenses advertising and the production costs of advertising as incurred. Marketing and advertising expenses were $3.4 million, $2.4 million, and $6.1 million for the years ended 2008, 2009 and 2010, respectively, and $3.0 million (unaudited) and $1.9 million (unaudited) for the nine months ended September 30, 2010 and 2011, respectively.

Income Taxes

The Company accounts for income taxes using the liability method. The Company records a valuation allowance to reduce the deferred tax assets reported if, based on the weight of the evidence, it is more likely than not that some portion or all of the deferred tax assets will be not realized.

Interest Expense

Related-party interest expense incurred during 2008, 2009 and 2010 was $31.8 million, $39.3 million, and $44.6 million, respectively, and consisted primarily of paid-in-kind interest on tranche notes due to related parties and preferred stock dividends due to related parties. Non-related party interest expense during 2008, 2009 and 2010 was $8.4 million, $7.6 million and $5.7 million, respectively. Related-party interest expense incurred during the nine months ended September 30, 2010 and 2011 was $33.5 million (unaudited) and $22.1 million (unaudited), respectively, and consisted primarily of paid-in-kind interest on tranche notes due to related parties and preferred stock dividends due to related parties. Non-related party interest expense during the nine months ended September 30, 2010 and 2011 was $4.5 million (unaudited) and $2.3 million (unaudited), respectively.

Stock-Based Compensation

The Company recognizes cost of employee services received in exchange for awards of equity instruments based on the fair value of each instrument at the date of grant. Compensation expense is recognized on a straight-line basis over the period during which an employee is required to provide service in exchange for an award. The fair value of the stock award is estimated using a discounted cash flow analysis based on management's estimates of revenue, driven by assumed market growth rates, and estimated costs as well as appropriate discount rates. These estimates are consistent with the plans and estimates that management uses to manage the Company's business. The fair value of share option awards is estimated on the date of grant using the Black-Scholes valuation model. See Note 9.

Concentrations of Risk

The Company's business has been, and may continue to be, adversely affected by increases in the price of aircraft fuel, the volatility of the price of aircraft fuel, or both. Aircraft fuel was the Company's single largest expenditure representing approximately 39%, 31%, 35%, and 42% (unaudited) of total operating expenses in 2008, 2009, 2010, and the first nine months of 2011, respectively.

The Company's operations are largely concentrated in the southeast United States with Fort Lauderdale being the highest volume fueling point in the system. Gulf Coast Jet indexed fuel is the basis for a substantial majority of the Company's fuel consumption. Any disruption to the oil production or refinery capacity in the Gulf Coast, as a result of weather or any other disaster or disruptions in supply of jet fuel, dramatic escalations in the costs of jet fuel, and/or the failure of fuel providers to perform under fuel arrangements for other reasons could have a material adverse effect on the Company's financial condition and results of operations.

The Company's operations will continue to be vulnerable to weather conditions (including hurricane season or snow and severe winter weather), which could disrupt service, create air traffic control problems, decrease revenue, and increase costs.

Due to the relatively small size of the fleet and high utilization rate, the unavailability of one or more aircraft and resulting reduced capacity could have a material adverse effect on the Company's business, results of operations, and financial condition.

The Company has three union-represented employee groups that together represent approximately 50% of all employees at December 31, 2009, 2010 and 51% (unaudited) of all employees at September 30, 2011. A strike or other significant labor dispute with the Company's unionized employees is likely to adversely affect the Company's ability to conduct business. Additional disclosures are included in Note 17.

Recent Accounting Developments	9 Months Ended
Sep. 30, 2011
Recent Accounting Developments [Abstract]
Recent Accounting Developments

2. Recent Accounting Developments

In May 2011, the FASB issued Accounting Standards Update No. 2011-04, Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (Topic 820)—Fair Value Measurement (ASU 2011-04), to provide a consistent definition of fair value and ensure that the fair value measurement and disclosure requirements are similar between U.S. GAAP and International Financial Reporting Standards. ASU 2011-04 changes certain fair value measurement principles and enhances the disclosure requirements particularly for Level 3 fair value measurements (as defined in Note 18). ASU 2011-04 is effective for the Company in the first quarter of fiscal 2012 and should be applied prospectively. The Company is currently evaluating the impact of ASU 2011-04 on its financial position, results of operations, cash flows and disclosures.

In January 2010, the FASB issued Accounting Standards Update No. 2010-06, Fair Value Measurements Disclosures, which amends Subtopic 820-10 of the FASB Accounting Standards Codification to require new disclosures for fair value measurements and provides clarification for existing disclosure requirements. More specifically, this update will require (a) an entity to disclose separately the amounts of significant transfers in and out of Level 1 and 2 fair value measurements and to describe the reasons for the transfers; and (b) information about purchases, sales, issuances, and settlements to be presented separately (i.e., present the activity on a gross basis rather than net) in the reconciliation for fair value measurements using significant unobservable inputs (Level 3 inputs). This update clarifies existing disclosure requirements for the level of disaggregation used for classes of assets and liabilities measured at fair value and requires disclosures about the valuation techniques and inputs used to measure fair value for both recurring and nonrecurring fair value measurements using Level 2 and Level 3 inputs. Certain provisions requiring new disclosures and clarifications of existing disclosures of the guidance are effective for interim and reporting periods beginning after December 15, 2009. Certain other provisions for new disclosures are effective for fiscal years beginning after December 15, 2010. Adoption of those provisions of the accounting guidance that became effective for this interim period has resulted in new fair value disclosures. See related fair value disclosures in Note 18.

In October 2009, the FASB issued an Accounting Standards Update (ASU No. 2009-13) pertaining to multiple-deliverable revenue arrangements. The new guidance affects accounting and reporting for companies that enter into multiple-deliverable revenue arrangements with their customers when those arrangements are within the scope of ASC 605-25, Revenue Recognition—Multiple-Element Arrangements. ASU No. 2009-13 eliminates the residual method of allocation and requires that arrangement consideration be allocated at the inception of the arrangement to all deliverables using the relative selling price method. The new guidance is effective prospectively for revenue arrangements entered into or materially modified in fiscal years beginning on or after June 15, 2010. On January 1, 2011, the Company adopted ASU No. 2009-13. See related disclosures in Note 1.

Restructuring Charges And Termination Cost	9 Months Ended
Sep. 30, 2011
Restructuring Charges And Termination Cost [Abstract]
Restructuring Charges And Termination Cost

3. Restructuring Charges and Termination Cost

In December 2004, the Company began to execute an accelerated exit and disposal strategy of its older, less efficient, and more costly to operate MD-80 fleet. The Company determined that the plan of sale criteria in ASC 360-10, Property, Plant and Equipment/Impairment or Disposal of Long-Lived Assets, had been met. Accordingly, the carrying value of the MD-80 aircraft and related engines and equipment was adjusted to its fair value, less costs to sell, which was determined based on transactions and quoted market prices of similar assets. In connection with the fleet disposal activities in 2006, five spare Pratt-Whitney engines were classified as held for sale and were sold by the end of 2009. Cash payments during 2007, 2008, and 2009 primarily related to purchasing MD-80 aircraft off lease from lessors, net of cash received for an MD-80 sublease and cash from the sale of previously written-off MD-80 parts and equipment. During 2010, the Company had cash payments to lessors and cash receipts from sale of previously written-off MD-80 parts and equipment. The following table summarizes the components of the MD-80 fleet termination and the remaining accruals in connection with the restructuring through September 30, 2011 (in thousands):

	Aircraft Charges	Facility Exit Costs	Severance	Other	Total
Accrual at December 31, 2007	$11,589	$891	$12	$88	$12,580
Restructuring charges	(507)	(102)	—	(12)	(621)
Non-cash charges	—	—	—	—	—
(Payments)	(9,328)	(179)	(12)	(76)	(9,595)

Accrual at December 31, 2008	1,754	610	—	—	2,364
Restructuring charges	(345)	(281)	—	—	(626)
Non-cash charges	(34)	—	—	—	(34)
(Payments)	(1,528)	(45)	—	—	(1,573)

Accrual at December 31, 2009	(153)	284	—	—	131
Restructuring charges	(306)	24	—	—	(282)
(Payments) receipts	459	(79)	—	—	380

Accrual at December 31, 2010	—	229	—	—	229
Restructuring charges (unaudited)	(115)	69	—	—	(46)
(Payments) receipts (unaudited)	115	(20)	—	—	95

Accrual at September 30, 2011 (unaudited)	$—	$278	$—	$—	$278

In response to record high fuel prices and rapidly deteriorating economic conditions, in July 2008, the Company rapidly restructured its network to optimize profitability by reducing capacity in markets that did not support elevated fuel prices. This restructuring resulted in the early termination of seven Airbus A319 aircraft operating leases and workforce reductions resulting in one-time lease fees, severance costs, and relocation costs. The Company determined the retirement of these aircraft and the planned reduction and relocation of certain employees met the requirement of an exit activity and accrued a charge in 2008. During 2008, the Company incurred $18.5 million in net restructuring charges consisting primarily of the write-off of certain leased aircraft assets and liabilities and the accrual for employee severances and relocation charges. The Company had non-cash write-off charges of $17.2 million and cash payments of $1.1 million during 2008. During 2009, the Company incurred $0.3 million in cash payments related to facility exit costs and severance. The following table summarizes the 2008 restructuring charges and related activity (in thousands):

	Aircraft Charges	Facility Exit Costs	Severance	Other	Total
Restructuring charges	$18,031	$—	$356	$136	$18,523
Non-cash charges	(17,233)	—	—	—	(17,233)
(Payments)	(720)	—	(260)	(131)	(1,111)

Accrual at December 31, 2008	78	—	96	5	179
Restructuring charges	—	245	(6)	(5)	234
Non-cash charges	—	(26)	—	—	(26)
(Payments)	(36)	(219)	(90)	—	(345)

Accrual at December 31, 2009 and 2010 and September 30, 2011 (unaudited)	$42	$—	$—	$—	$42

In 2010, in an effort to gain efficiencies, the Company relocated all of its maintenance operations in Detroit, Michigan to Fort Lauderdale, Florida. The restructuring included the closure of facilities in Detroit, relocation of equipment and tools, and the relocation of a portion of the former Detroit workforce. The Company determined the relocation of these facilities and the relocation and reduction of certain employees met the requirement of an exit activity. The following table summarizes the restructuring charges and related activity (in thousands):

	Facility Exit Costs	Severance	Relocation	Other	Total
Restructuring charges	$467	$308	$27	$101	$903
Non-cash charges	(22)	—	—	—	(22)
(Payments)	(242)	(236)	(24)	(101)	(603)

Accrual at December 31, 2010	203	72	3	—	278
Restructuring charges (unaudited)	100	(2)	19	52	169
Non-cash charges (unaudited)	—	—	—	—	—
(Payments) (unaudited)	(303)	(70)	(22)	(52)	(447)

Accrual at September, 2011 (unaudited)	$—	$—	$—	$—	$—

In the second quarter of 2011, the Company incurred termination costs of $2.3 million in connection with the IPO, which were comprised of $1.8 million paid to Indigo Partners, LLC to terminate its professional services agreement with the Company and $0.5 million paid to three individual, unaffiliated holders of the Company's subordinated notes.

Letters Of Credit	9 Months Ended
Sep. 30, 2011
Letters Of Credit [Abstract]
Letters Of Credit

4. Letters of Credit

In connection with agreements with certain airports, the Company is required to post letters of credit, which totaled $0.7 million, $4.0 million, and $0.2 million (unaudited) as of December 31, 2009 and 2010, and September 30, 2011, respectively. The issuing banks require that the Company deposit funds at those banks to cover the amounts that could be drawn under the letters of credit. These funds are invested in money market accounts and are classified as long-term assets within security deposits and other long-term assets.

Credit Card Processing Arrangements	9 Months Ended
Sep. 30, 2011
Credit Card Processing Arrangements [Abstract]
Credit Card Processing Arrangements

5. Credit Card Processing Arrangements

The Company has agreements with organizations that process credit card transactions arising from the purchase of air travel, baggage fees, and other ancillary services by customers. As it is standard in the airline industry, the Company's contractual arrangements with credit card processors permit them, under certain circumstances, to retain a holdback or other collateral, which the Company records as restricted cash, when future air travel and other future services are purchased via credit card transactions. The required holdback is the percentage of the Company's overall credit card sales that its credit card processors hold to cover refunds to customers if the Company fails to fulfill its flight obligations. At December 31, 2009 and 2010, the required holdback balance was $77.5 million and $87.7 million, respectively. As of September 30, 2011, the Company had amended its processing agreements with all of its processors. Prior to the amendments, the credit card processors required the Company to maintain cash collateral equal to approximately 100% of the Company's air traffic liability. The amendments were approved in light of the Company's improved balance sheet as a result of the recently completed IPO, the related recapitalization and the elimination of the holdback held by the credit card processors, effectively bringing the Company's restricted cash balance to zero, provided that the Company continues to satisfy certain liquidity and other financial covenants. Failure to meet these covenants would provide the processors the right to reinstate a holdback, resulting in a commensurate reduction of unrestricted cash.

At December 31, 2009 and 2010, the required holdback for one of the processors was partially satisfied by a letter of credit (LC), issued in favor of the processor in the amount of $25.0 million and $15.0 million, respectively. The LC was secured by substantially all of the assets of the Company and was senior to all other obligations of the Company. The LC was due to expire on April 30, 2011. On April 29, 2011, the Company extended its letter of credit facility until April 30, 2014 and increased the amount to $30.0 million. This extended facility was subject to a commitment fee of 15% per annum payable on a monthly basis. In addition, the letter of credit was subject to a $0.6 million termination fee if terminated before June 30, 2012. On June 1, 2011, the Company terminated the LC and paid the $0.6 million termination fee. The termination of this LC resulted in a $30 million increase in restricted cash funded by the Company to its principal credit card processor due to the then applicable holdback requirements.

As of December 31, 2009 and 2010, and September 30, 2011, the Company had advance ticket sales and $9 Fare Club memberships purchased with credit cards of approximately $85.4 million, $101.1 million, and $121.4 million (unaudited), respectively. As of December 31, 2010 and September 30, 2011, the Company was in compliance with its credit card processing agreements, and the processors were holding back $72.7 million and $0 (unaudited), respectively, of remittances (with respect to December 31, 2010, after considering the LC issued in favor of the Company's largest credit card processor). The maximum potential exposure to cash holdbacks by the Company's credit card processors, based upon advance ticket sales and $9 Fare Club memberships as of December 31, 2010 and September 30, 2011, was $86.1 million and $121.4 million (unaudited), respectively.

Accrued Liabilities	9 Months Ended
Sep. 30, 2011
Accrued Liabilities [Abstract]
Accrued Liabilities

6. Accrued Liabilities

Accrued liabilities included in other current liabilities as of December 31, 2009, 2010 and September 30, 2011 consist of the following (in thousands):

	As of December 31,		As of September 30, 2011
	2009	2010
			(unaudited)
Current portion of Tax Receivable Agreement	$—	$—	$32,977
Federal excise and other passenger taxes and fees payable	15,592	19,035	17,631
Salaries and wages	12,561	14,842	14,134
Aircraft maintenance	7,001	10,909	9.391
Airport expenses	7,559	9,523	8,709
Interest	5,200	6,885	1,475
Aircraft and facility rent	3,508	4,455	5,614
Restructuring	173	549	319
Other	7,228	6,843	7,697

Accrued liabilities	$58,822	$73,041	$97,947

During 2010, based on new information that became available to the Company, a liability previously recorded was reduced by $1.0 million resulting in recognition of $0.7 million within other operating and $0.3 million within salaries, wages, and benefits expenses in the statement of operations.

Common Stock And Preferred Stock	9 Months Ended
Sep. 30, 2011
Common Stock And Preferred Stock [Abstract]
Common Stock And Preferred Stock

7. Common Stock and Preferred Stock

The Company's amended and restated certificate of incorporation authorizes the Company to issue up to 240,000,000 (unaudited) shares of common stock, $0.0001 par value per share, 50,000,000 (unaudited) shares of non-voting common stock, $0.0001 par value per share, and 10,000,000 (unaudited) shares of preferred stock, $0.0001 par value per share. All of the Company's issued and outstanding shares of common stock and preferred stock are duly authorized, validly issued, fully paid and non-assessable. The Company's shares of common stock and non-voting common stock are not redeemable and do not have preemptive rights.

Common Stock

Dividend Rights. Holders of the Company's common stock are entitled to receive dividends, if any, as may be declared from time to time by the Company's board of directors out of legally available funds ratably with shares of the Company's non-voting common stock, subject to preferences that may be applicable to any then outstanding preferred stock and limitations under Delaware law.

Voting Rights. Each holder of the Company's common stock is entitled to one vote for each share on all matters submitted to a vote of the stockholders, including the election of directors. The Company's stockholders do not have cumulative voting rights in the election of directors. Accordingly, holders of a majority of the voting shares are able to elect all of the directors properly up for election at any given stockholders' meeting.

Liquidation. In the event of the Company's liquidation, dissolution or winding up, holders of the Compay's common stock will be entitled to share ratably with shares of the Company's non-voting common stock in the net assets legally available for distribution to stockholders after the payment of all of the Company's debts and other liabilities and the satisfaction of any liquidation preference granted to the holders of any then outstanding shares of preferred stock.

Rights and Preferences. Holders of the Company's common stock have no preemptive, conversion, subscription or other rights, and there are no redemption or sinking fund provisions applicable to the Company's common stock. The rights, preferences and privileges of the holders of the Company's common stock are subject to and may be adversely affected by, the rights of the holders of shares of any series of the Company's preferred stock that the Company may designate in the future.

Non-Voting Common Stock

Dividend Rights. Holders of the Company's non-voting common stock are entitled to receive dividends, if any, as may be declared from time to time by the Company's board of directors out of legally available funds ratably with shares of the Company's common stock, subject to preferences that may be applicable to any then outstanding preferred stock and limitations under Delaware law.

Voting Rights. Shares of the Company's non-voting common stock are not entitled to vote on any matters submitted to a vote of the stockholders, including the election of directors, except to the extent required under Delaware law.

Conversion Rights. Shares of the Company's non-voting common stock will be convertible on a share-for-share basis into common stock at the election of the holder.

Liquidation. In the event of the Company's liquidation, dissolution or winding up, holders of the Company's non-voting common stock will be entitled to share ratably with shares of the Company's common stock in the net assets legally available for distribution to stockholders after the payment of all of the Company's debts and other liabilities and the satisfaction of any liquidation preference granted to the holders of any then outstanding shares of preferred stock.

Rights and Preferences. Holders of the Company's non-voting common stock have no preemptive, conversion, subscription or other rights, and there are no redemption or sinking fund provisions applicable to the Company's common stock. The rights, preferences and privileges of the holders of the Company's common stock are subject to and may be adversely affected by, the rights of the holders of shares of any series of the Company's preferred stock that the Company may designate in the future.

Preferred Stock

The Company's board of directors has the authority, without further action by the Company's stockholders, to issue up to 10,000,000 (unaudited) shares of preferred stock in one or more series and to fix the rights, preferences, privileges and restrictions thereof. These rights, preferences and privileges could include dividend rights, conversion rights, voting rights, terms of redemption, liquidation preferences, sinking fund terms and the number of shares constituting any series or the designation of such series, any or all of which may be greater than the rights of common stock. The Company's issuance of preferred stock could adversely affect the voting power of holders of common stock and the likelihood that such holders will receive dividend payments and payments upon liquidation. In addition, the issuance of preferred stock could have the effect of delaying, deferring or preventing a change of control of the Company or other corporate action. As of September 30, 2011, there were no shares of preferred stock outstanding.

Prior to the Company's IPO and related recapitalization on June 1, 2011, there were issued and outstanding 100,000 (unaudited) shares of Class A preferred stock, 2,850 (unaudited) shares of Class B preferred stock, 20,848,847 (unaudited) shares of Class A common stock and 6,004,103 (unaudited) shares of Class B common stock. In the recapitalization consummated on June 1, 2011, all shares of preferred stock and all notes not repaid with the net proceeds received by the Company in the IPO were exchanged for shares of common stock in accordance with the Recapitalization Agreement. In addition, each share of Class B common stock was exchanged for one share of common stock.

Redeemable Preferred Stock	9 Months Ended
Sep. 30, 2011
Redeemable Preferred Stock [Abstract]
Redeemable Preferred Stock

8. Redeemable Preferred Stock

Prior to the closing of the Company's IPO and the transactions contemplated by the Recapitalization Agreement on June 1, 2011, the Company had authority to issue up to 1,000,000 shares of preferred stock, with a par value of $0.0001, of which 125,000 shares were designated Class A preferred stock and issued with a liquidation value of $1,000 per share and a dividend rate of 5%, compounded quarterly, and 5,000 shares were designated as Class B preferred stock and 2,850 shares were issued with a liquidation value of $1,000 per share and a dividend rate of 17%, compounded quarterly. Prior to the liquidation preference adjustments discussed below, all shares of Class A preferred stock were held by Indigo and Oaktree, and all shares of Class B preferred stock were held by other non-controlling shareholders. The remaining 870,000 authorized shares could have been designated and issued from time to time in one or more series, as decided by the Board of Directors. The dividend rates for the Class A and Class B preferred stock are per annum and applied to the sum of their respective liquidation value per share plus all accumulated and unpaid dividends whether or not they have been declared and whether or not there are profits, surplus, or other funds legally available for payment. Neither series of preferred stock was, by its terms, convertible into or exchangeable for any other property or securities of the Company, and neither series had voting rights. The Class A and B preferred stock were both subject to mandatory redemption on the earlier of July 1, 2012, or a change of control. As such, the Company's preferred stock was classified as mandatorily redeemable preferred stock (a liability) in the accompanying balance sheets and dividends were recorded as interest expense in the accompanying statements of operations.

With respect to dividend distributions and upon liquidation of the corporation, Class B preferred stock ranked senior to all other classes of stock, followed by Class A preferred stock, and lastly, common stock.

The liquidation preference of the Class A preferred stock was subject to adjustments as follows:

•

If a new collective bargaining agreement between the Company and its pilots had not been ratified by or before January 1, 2008, the liquidation value of the Class A preferred stock would be reduced by $22.5 million and any accrued and unpaid dividends corresponding to the liquidation value reduction would be eliminated. Additionally, pursuant to the terms of a Put and Escrow Agreement among the Company and its major shareholders dated July 13, 2006, if this liquidation value adjustment was triggered, the 25,000 shares of Class A preferred stock owned by Indigo must be returned to the Company, whereupon such shares were to be cancelled and any accrued and unpaid dividends corresponding to such cancelled shares were to be eliminated.

•

If, as of December 31, 2009, the net cost to the Company related to the return of MD-80 aircraft, over the period from January 1, 2006 through December 31, 2009, exceeded a target threshold of $20.7 million, the liquidation value of the Class A preferred stock would be reduced by the amount of such excess (and accrued and unpaid dividends corresponding to such reduction amount would be eliminated), subject to a maximum reduction of $30.0 million.

•

The liquidation value of the Class A preferred stock would be reduced by the amount equal to the aggregate principal amount of additional Tranche B notes purchased by Indigo after July 13, 2006 (see Note 11).

The following table represents the distribution of ownership of the Class A preferred stock as of December 31, 2006, prior to any liquidation value adjustment events:

	Class A Preferred Stock as of December 31, 2006
	Outstanding Shares	% of Shares Owned	Liquidation Value per Share	Liquidation Value *
	(in thousands except share and per share amounts)
Oaktree	100,000	80.00%	$1,000	$100,000
Indigo	25,000	20.00	1,000	25,000

Total Class A preferred stock	125,000	100.00%		$125,000

*	Liquidation value does not include accrued and unpaid dividends.

As of January 1, 2008, there was no new collective bargaining agreement with the Company's pilots. Accordingly, Indigo returned all 25,000 shares of its Class A preferred stock, which were then cancelled by the Company along with any accrued and unpaid dividends thereon. After giving effect to this cancellation, the liquidation value of the remaining 100,000 outstanding shares of Class A preferred stock was reduced by an aggregate $22.5 million, or from $1,000 to $775 per share, and accrued and unpaid dividends corresponding to the liquidation value reduction were eliminated. The Company recognized as debt extinguishment a net gain of $50.7 million, effective January 1, 2008, on the cancellation of shares and liquidation value adjustment, including the elimination of $3.6 million of corresponding accrued and unpaid dividends. After January 1, 2008, all Class A preferred stock is held by Oaktree. The following tables illustrate the execution of the Put and Escrow Agreement and liquidation value adjustment of the remaining Class A preferred stock triggered by not having a collective bargaining agreement as of January 1, 2008:

	Execution of Put and Escrow Agreement
	Transfer of Indigo Class A Preferred Stock to Spirit	Outstanding Shares	Liquidation Value per Share	Liquidation Value *
	(in thousands except share and per share amounts)
Oaktree	—	100,000	$1,000	$100,000
Indigo	(25,000)	—	N/A	—

Total Class A preferred stock	(25,000)	100,000		$100,000

*	Liquidation value does not include accrued and unpaid dividends.

	$22.5 Million Liquidation Value Adjustment
	Outstanding Shares	Liquidation Value Prior to Adjustment	Liquidation Value Adjustment	Liquidation Value per Share After Adjustment	Liquidation Value as of January 1, 2008 *
	(in thousands except share and per share amounts)
Oaktree	100,000	$100,000	$(22,500)	$775	$77,500
Indigo	—	—	—	—	—

Total Class A preferred stock	100,000	$100,000	$(22,500)		$77,500

*	Liquidation value does not include accrued and unpaid dividends.

On December 28, 2008, Indigo purchased an additional $2.7 million of Tranche B notes and triggered a liquidation value adjustment. Accordingly, the Company recognized as debt extinguishment a net gain of $3.0 million, effective December 28, 2008, on the liquidation value adjustment, including the elimination of $0.3 million of corresponding accrued and unpaid dividends. The following table illustrates the liquidation adjustment as triggered by the additional Tranche B notes purchased:

	$2.7 Million Liquidation Value Adjustment
	Outstanding Shares	Liquidation Value Prior to Adjustment	Liquidation Value Adjustment	Liquidation Value per Share After Adjustment	Liquidation Value as of December 31, 2008 *
	(in thousands except share and per share amounts)
Oaktree	100,000	$77,500	$(2,679)	$748	$74,821
Indigo	—	—	—	—	—

Total Class A preferred stock	100,000	$77,500	$(2,679)		$74,821

*	Liquidation value does not include accrued and unpaid dividends.

As of December 31, 2009, the net cost related to the disposal of MD-80 aircraft exceeded the $20.7 million target threshold by $16.7 million and as a result triggered a liquidation value adjustment, which resulted in a debt extinguishment gain of $19.7 million on December 31, 2009, including the elimination of $3.1 million of accrued and unpaid dividends. The following table illustrates the liquidation adjustment as triggered by the excess of MD-80 charges over the target:

	$16.7 Million Liquidation Value Adjustment
	Outstanding Shares	Liquidation Value Prior to Adjustment	Liquidation Value Adjustment	Liquidation Value per Share After Adjustment	Liquidation Value as of December 31, 2009 *
	(in thousands except share and per share amounts)
Oaktree	100,000	$74,821	$(16,664)	$582	$58,157
Indigo	—	—	—	—	—

Total Class A preferred stock	100,000	$74,821	$(16,664)		$58,157

*	Liquidation value does not include accrued and unpaid dividends.

As of December 31, 2010, accrued and unpaid dividends for the Class A and Class B preferred stock totaled $14.5 million and $4.2 million, respectively. The maximum amount the Company could be required to pay to redeem the Class A and Class B preferred stock as of the mandatory redemption date of July 1, 2012, is estimated to be $78.6 million and $9.2 million, respectively.

During the years ended 2008, 2009, and 2010, Class A preferred stock accrued dividends of $4.3 million or $42.58 per share, $4.3 million or $43.10 per share, and $3.5 million or $35.21 per share, respectively, while the Class B preferred stock accrued dividends of $0.8 million or $273.80 per share, $0.9 million or $322.60 per share, and $1.1 million or $381.04 per share, respectively.

In connection with the closing of the IPO, the Company consummated the transaction contemplated by the Recapitalization Agreement on June 1, 2011, which resulted in the repayment or exchange for common stock of all of the Company's notes and preferred stock (see Note 20).

Stock-Based Compensation	9 Months Ended
Sep. 30, 2011
Stock-Based Compensation [Abstract]
Stock-Based Compensation

9. Stock-Based Compensation

The Company's board of directors adopted, and the Company's stockholders approved, the Amended and Restated 2005 Incentive Stock Plan, or the 2005 Stock Plan, effective January 1, 2008. The total number of shares of common stock authorized for issue pursuant to awards granted under the 2005 Stock Plan was 2,500,000 shares. The 2005 Stock Plan provides for the grant of non-qualified stock options, stock appreciation rights, restricted stock, performance shares, phantom stock, restricted stock units and other awards that are valued in whole or in part by reference to the Company's stock. As of December 31, 2009 and 2010, the Company had 1,848,897 and 2,327,875 shares outstanding under the 2005 Stock Plan (including shares reserved for issuance upon the exercise of stock options), of which 987,875 and 1,334,000 were fully vested at December 31, 2009 and 2010, respectively.

The Company's board of directors adopted, and the Company's stockholders approved, the 2011 Plan effective May 9, 2011. The principal purpose of the 2011 Plan is to attract, retain and engage selected employees, consultants and directors through the granting of stock-based compensation awards and cash-based performance bonus awards. Under the 2011 Plan, 3,000,000 shares of common stock are reserved for issuance pursuant to a variety of stock-based compensation awards, including stock options, stock appreciation rights, or SARs, restricted stock awards, restricted stock unit awards, deferred stock awards, dividend equivalent awards, stock payment awards and performance awards and other stock-based awards, plus the number of shares remaining available for future awards under the Company's 2005 Stock Plan. The number of shares reserved for issuance or transfer pursuant to awards under the 2011 Plan will be increased by the number of shares represented by awards outstanding under the Company's 2005 Stock Plan that are forfeited or lapse unexercised and which, following the effective date of the 2011 Plan, are not issued under the 2005 Stock Plan. As of September 30, 2011, 3,296,614 shares (unaudited) of the Company's common stock remained available for future issuance under the 2011 Plan. No further awards will be granted under the 2005 Stock Plan, and all outstanding awards will continue to be governed by their existing terms.

Restricted stock awards are valued at the fair value of the shares on the date of grant if vesting is based on a service or a performance condition. Granted shares vest 25% per year on each anniversary of issuance. Compensation expense is recognized on a straight-line basis over the requisite service period.

Stock option awards are granted with an exercise price equal to the fair market value of the Company's common stock at the date of grant and graded vest based on four years of continuous service and have 10-year contractual terms. The fair value of each stock option award is estimated on the date of grant using the Black-Scholes model. For option grants during 2010, the Company's weighted average assumptions for expected volatility, dividends, term, and risk-free interest rate were 51.6%, 0%, 6.25 years and 2.12%, respectively. For options granted during the nine months ended September 30, 2011, the Company's weighted average assumptions for expected volatility, dividends, term, and risk-free interest rate were 46.2% (unaudited), 0% (unaudited), 6.25 years (unaudited) and 2.0% (unaudited), respectively. Expected volatilities are based on the historical volatility of a group of peer entities within the same industry. The expected term of options is based upon the simplified method, which represents the average of the vesting term and the contractual term. The risk-free interest rate is based on U.S. Treasury yields for securities with terms approximating the expected term of the option. There were no grants of option awards prior to 2010.

To the extent a market price was not available, the fair value of the Company's common stock was estimated using a discounted cash flow analysis and market multiples, based on management's estimates of revenue, driven by assumed market growth rates, and estimated costs as well as appropriate discount rates. These estimates are consistent with the plans and estimates management uses to manage the Company's business. Share-based compensation cost included in operating expenses in the accompanying statements of operations amounted to $6,000, $113,000, and $569,000 for 2008, 2009 and 2010, respectively. For the nine months ended September 30, 2011 and 2010, share-based compensation cost included in operating expenses in the accompanying statements of operations amounted to $411,000 (unaudited) and $407,000 (unaudited), respectively.

A summary of share option activity under the plan as of, and changes during year ended December 31, 2010 and the nine months ended September 30, 2011 is presented below:

	Number of Shares	Weighted- Average Exercise Price ($)	Average Remaining Contractual Term (Years)	Aggregate Intrinsic Value ($000)
Outstanding at January 1, 2010	—	—
Granted	510,500	7.86
Exercised	—	—
Forfeited or expired	41,500	7.80

Outstanding at December 31, 2010	469,000	7.87	9.3	910

Granted	101,000	12.13
Exercised	(53,750)	7.80
Forfeited or expired	(163,750)	7.80

Outstanding at September 30, 2011 (unaudited)	352,500	9.16	9.1	1,179

Exercisable at September 30, 2011 (unaudited)	58,625	7.83	8.9	274
Vested or Expected to Vest at September 30, 2011 (unaudited)	328,977	9.11	9.1	1,115

The weighted-average fair value of option awards granted during the year ended December 31, 2010 was $4.06 per share. The weighted-average fair value of option awards granted during the nine months ended September 30, 2011 was $5.72 per share (unaudited).

A summary of the status of the Company's restricted stock awards as of September 30, 2011 and changes during the year ended 2010 are presented below:

	Shares	Weighted-Average Grant Date Fair Value
Outstanding at January 1, 2010	861,022	0.59
Granted	65,353	6.39
Vested	(297,750)	0.82
Forfeited	(55,375)	0.85

Outstanding at December 31, 2010	573,250	$1.12
Granted (unaudited)	—	—
Vested (unaudited)	(243,250)	0.93
Forfeited (unaudited)	(20,501)	1.09

Outstanding at September 30, 2011 (unaudited)	309,499	$1.26

The weighted-average fair value of restricted stock awards granted during the years ended 2008, 2009 and 2010 was $0.04 per share, $1.10 per share, and $6.39 per share, respectively. There were no restricted stock awards granted during the nine months ended September 30, 2011.

As of December 31, 2010 and September 30, 2011, there was $2.0 million and $1.5 million (unaudited) of total unrecognized compensation cost related to nonvested shares and options granted under the plan expected to be recognized over a weighted-average period of 1.9 years and 2.8 years (unaudited), respectively. The total fair value of shares vested during the years ended 2008, 2009 and 2010, and the nine months ended September 30, 2011 was $0 million, $0.2 million, $2.2 million, and $2.9 million (unaudited), respectively.

Net Income Per Share	9 Months Ended
Sep. 30, 2011
Net Income Per Share [Abstract]
Net Income Per Share

10. Net Income per Share

The following table sets forth the computation of basic and diluted earnings per common share (in thousands, except for share and per share amounts):

	Year Ended December 31,			Nine Months Ended September 30,
	2008	2009	2010	2010	2011
				(unaudited)
Numerator
Net income	$33,259	$83,693	$72,481	$62,950	$52,457

Denominator
Weighted-average shares outstanding, basic	25,780,070	25,910,766	26,183,772	26,154,670	46,840,034
Effect of dilutive nonvested stock awards	99,790	404,355	506,083	539,331	289,212

Adjusted weighted-average shares outstanding, diluted	25,879,860	26,315,121	26,689,855	26,694,001	47,129,246

Basic earnings (loss) per common share	$1.29	$3.23	$2.77	$2.41	$1.12
Diluted earnings per common share	1.29	3.18	2.72	$2.36	$1.11

At December 31, 2008, 2009 and 2010, there were no nonvested stock awards that were anti-dilutive. At September 30, 2011, there were 121,000 stock options (unaudited) that were anti-dilutive.

Related-Party Debt And Transactions	9 Months Ended
Sep. 30, 2011
Related-Party Debt And Transactions [Abstract]
Related-Party Debt And Transactions

11. Related-Party Debt and Transactions

As of December 31, 2009 and 2010, and September 30, 2011, the following amounts were due to related parties (in thousands):

	As of December 31,		As of September 30,
	2009	2010	2011
			(unaudited)
Tranche A notes payable bearing interest at 17% due April 30, 2012, except for $20.0 million of Tranche A notes which are due December 30, 2011. Secured*. Accrued interest at December 31, 2009 and 2010, and September 30, 2011 was $0, $0, and $0 million (unaudited), respectively	$117,402	$137,360	$—
Tranche B notes payable bearing interest at 17% due April 30, 2012. Secured*. Accrued interest at December 31, 2009 and 2010, and September 30, 2011was $0, $0, and $0 million (unaudited) respectively	109,624	128,261	—

Total due to related parties	$227,026	$265,621	$—

*	Secured by accounts receivable, inventory, property and equipment, not including airframes or engines.

In connection with the closing of the IPO, the Company consummated the transaction contemplated by the Recapitalization Agreement on June 1, 2011, which resulted in the repayment or exchange for common stock of all of the Company's notes and preferred stock (see Note 20).

All Tranche A and B notes are held by Indigo and Oaktree. Interest on these notes is not paid in cash but accrues on a periodic basis on both the Tranche A and Tranche B notes at a rate of 17% per annum, compounded annually on December 31. All Tranche A and Tranche B notes are due April 30, 2012 except for $20.0 million of Tranche A notes that are due December 30, 2011.

Tranche A and B notes and approximately $3.2 million of other secured notes due to unrelated parties have a first-priority security interest in substantially all assets of the company (the "Security Package"). Certain other secured notes held by unrelated parties, aggregating approximately $12.0 million in principal amount, have a second-priority security interest in the Security Package. Pursuant to intercreditor and other security agreements, the holders of Tranche A and B notes, and of the $3.2 million of other secured notes, have agreed to:

•	Permit a first-priority interest in the Security Package to the payee of reimbursement obligations under the LC described in Note 5, and

•

Restrict their right to receive repayment of principal and, except for the $3.2 million of secured notes, current payment of interest on the obligations owed to them prior to the full discharge of, the Company's reimbursement obligations under the LC.

Pursuant to the terms of the securities purchase agreement covering the Tranche A and Tranche B notes, if the Company's unrestricted cash balance falls below a stated level, Indigo may elect to require the Tranche B holders to purchase, on a pro rata basis, up to $16.8 million in additional Tranche B notes. During 2009, unrestricted cash was above the minimum stated level. However in 2008, the level of unrestricted cash fell below the stated level, and the Tranche B holders amended the securities purchase agreement to provide for the full amount of the $16.8 million as follows:

•	The Tranche B holders funded $5.0 million in cash in exchange for additional Tranche B notes, and

•

The Tranche B holders provided a guarantee of up to $11.8 million in favor of an investment banking firm in connection with the renewal in December 2008 of the letter of credit facility that serves to reduce the cash collateral the Company is required to maintain with credit card processors. The Company is obligated to pay to the guarantors a commitment fee on the amount of this guarantee, at a rate of 17% per annum, which becomes due upon the expiration of the LC on April 30, 2011.

The Company's principal stockholders provided certain consulting services to the Company for a management fee of $0.8 million in each of 2008, 2009 and 2010. In addition, in 2009, the Company reimbursed one of its stockholders for $0.7 million of professional expenses incurred in connection with strategic projects involving the Company. For the nine months ended September 30, 2010 and 2011, the Company expensed $0.6 million (unaudited) and $0.3 million (unaudited), respectively, related to these consulting services. These fees are recorded in "other operating expenses" in the accompanying statements of operations.

Debt And Other Obligations	9 Months Ended
Sep. 30, 2011
Debt And Other Obligations [Abstract]
Debt And Other Obligations

12. Debt and Other Obligations

As of December 31, 2009 and 2010, and September 30, 2011, the following notes were due to unrelated parties (in thousands):

	As of December 31,		As of September 30,
	2009	2010	2011
			(unaudited)
Notes payable bearing interest at 8.75% per annum due April 30, 2012. Unsecured. Accrued interest at December 31, 2009 and 2010, and September 30, 2011 of $38, $38, and $0 (unaudited) respectively.	$5,056	$5,056	$—
Notes payable bearing interest at 8.70% to 19.00% per annum due April 30, 2012, except for $1.8 million of notes due and payable upon the termination of the Company's letter of credit facility on April 30, 2011. Secured*. Accrued interest at December 31, 2009 and 2010 and September 30, 2011 of $55, $55, and $0 (unaudited) respectively.	5,492	5,492	—
Notes payable bearing interest at Prime plus 0.95% to 1.75% (4.20% to 5.00% at December 31, 2009 and 2010 and September 30, 2011) due April 30, 2012, except for $1.4 million of notes due and payable upon the termination of the Company's letter of credit facility on April 30, 2011. Secured*. Accrued interest at December 31, 2009 and 2010 and September 30, 2011 of $19, $19, and $0 (unaudited) respectively.	4,658	4,658	—

Total due to unrelated parties	$15,206	$15,206	$—

*	Secured by accounts receivable, inventory, property, and equipment, not including airframes or engines.

As described in Note 5, an investment banking firm provided an LC in favor of one of the Company's credit card processors, which served to reduce the amount of cash collateral that would otherwise be required to be maintained. In 2009, the LC was renewed for a year, and in 2010 the LC was extended until April 30, 2011. As of December 31, 2010, the amount of the LC was $15.0 million. On April 29, 2011, the Company extended its letter of credit facility until April 30, 2014 and increased the amount to $30.0 million. On June 1, 2011, the Company terminated the LC.

The Company has a line of credit for $3.6 million related to corporate credit cards, of which the Company had drawn $2.5 million and $2.0 million (unaudited) as of December 31, 2010 and September 30, 2011. The Company's line of credit corporate credit card agreement, which expired on December 31, 2010, was extended through December 31, 2011. The Company has lines of credit of $1.0 million each with two counterparties to its jet fuel derivatives, and had not drawn against either as of September 30, 2011. The Company is required to post collateral for any excess above the $1.0 million line of credit if the derivatives are in a net liability position.

Annual maturities of long-term debt obligations, related-party notes payable, and mandatorily redeemable preferred stock as of December 31, 2010 are as follows (in thousands):

Year Ended December 31,
2011	$23,240
2012	338,496
2013	—

Total debt obligations	361,736
Less current maturities	(23,240)

Long-term maturities	$338,496

In connection with the closing of the IPO, the Company consummated the transaction contemplated by the Recapitalization Agreement on June 1, 2011, which resulted in the repayment or exchange for common stock of all of the Company's notes and preferred stock (see Note 20).

Leases And Prepaid Maintenance Deposits	9 Months Ended
Sep. 30, 2011
Leases And Prepaid Maintenance Deposits [Abstract]
Leases And Prepaid Maintenance Deposits

13. Leases and Prepaid Maintenance Deposits

The Company leases various types of equipment and property, primarily aircraft, spare engines and airport facilities under leases, which expire in various years through 2032. Lease terms are generally 6 to 12 years for aircraft and up to 24 years for other leased equipment and property.

Total rental expense for all leases charged to operations for the years ended 2008, 2009, and 2010 was $124.9 million, $110.1 million, and $122.7 million, respectively. Total rental expense for all leases charged to operations for the nine month periods ended September 30, 2010 and 2011 was $88.7 million (unaudited) and $102.6 million (unaudited), respectively. Total rental expense charged to operations for aircraft and engine operating leases for the years ended December 31, 2008, 2009, and 2010 was $105.6 million, $90.0 million, and $101.3 million, respectively. Total rental expense charged to operations for aircraft and engine operating leases for the nine month periods ended September 30, 2010 and 2011 was $72.9 million (unaudited) and $86.0 million (unaudited), respectively.

The Company's master lease agreements provide that the Company pays maintenance reserves to aircraft lessors to be held as collateral in advance of the Company's performance of major maintenance activities. These lease agreements provide that maintenance reserves are reimbursable to the Company upon completion of the maintenance event in an amount equal to the lesser of (1) the amount of the maintenance reserve held by the lessor associated with the specific maintenance event or (2) the qualifying costs related to the specific maintenance event. Substantially all of these maintenance reserve payments are calculated based on a utilization measure, such as flight hours or cycles, and are used solely to collateralize the lessor for maintenance time run off the aircraft until the completion of the maintenance of the aircraft.

At lease inception and at each balance sheet date, the Company assesses whether the maintenance reserve payments required by the master lease agreements are substantively and contractually related to the maintenance of the leased asset. Maintenance reserve payments that are substantively and contractually related to the maintenance of the leased asset are accounted for as maintenance deposits. Maintenance deposits expected to be recovered from lessors are reflected as prepaid maintenance deposits in the accompanying balance sheets. When it is not probable the Company will recover amounts currently on deposit with a lessor, such amounts are expensed as supplemental rent. As of December 31, 2009 and 2010 and September 30, 2011, the Company had prepaid aircraft maintenance to lessors of $96.3 million, $132.0 million, and $159.4 million (unaudited), respectively, on its balance sheets. The Company has concluded that these prepaid maintenance deposits are probable of recovery primarily due to the rate differential between the maintenance reserve payments and the expected cost for the related next maintenance event that the reserves serve to collateralize.

The Company's master lease agreements also provide that most maintenance reserves held by the lessor at the expiration of the lease are nonrefundable to the Company and will be retained by the lessor. Consequently, any usage-based maintenance reserve payments after the last major maintenance event are not substantively related to the maintenance of the leased asset and therefore are accounted for as contingent rent. The Company accrues for contingent rent beginning when it becomes probable and reasonably estimable the Company will incur such nonrefundable maintenance reserve payments. The Company makes certain assumptions at the inception of the lease and at each balance sheet date to determine the recoverability of maintenance deposits. These assumptions are based on various factors such as the estimated time between the maintenance events, the date the aircraft is due to be returned to the lessor, and the number of flight hours the aircraft is estimated to be utilized before it is returned to the lessor. The Company expensed $0.2 million, $0.2 million, and $0 million as supplemental rent during 2008, 2009, and 2010, respectively. For the nine month periods ended September 30, 2010 and 2011, the Company expensed $0 million (unaudited) and $0.9 million (unaudited), respectively, as supplemental rent. Maintenance reserves held by lessors that are refundable to the Company at the expiration of the lease are accounted for as prepaid maintenance deposits on the balance sheet when they are paid.

At September 30, 2011, the Company had its entire fleet of 35 aircraft and six spare engines financed under operating leases with lease term expiration dates ranging from 2017 to 2023. Five of the leased aircraft have variable rent payments, which fluctuate based on changes in LIBOR (London Interbank Offered Rate). The Company has the option to renew 17 of the leases for three-year periods with contractual notice required in the 10th year. Seven of the aircraft leases and all of the engine leases were the result of sale-lease-back transactions. Deferred gains from sale-lease-back transactions are amortized over the term of the lease. The costs of returning aircraft to lessors, or lease return conditions, are accounted for in a manner similar to the accounting for contingent rent. These costs are recognized over the remaining life of the lease as aircraft hours accumulate, beginning from the time when the Company determines it is probable such costs will be incurred and can generally be estimated. Such estimated costs exclude the costs of maintenance events that are covered by reserves on deposit with the relevant lessor, or routine maintenance costs that are recorded in maintenance expense.

Future minimum lease payments under noncancelable operating leases with initial or remaining terms in excess of one year at December 31, 2010 were as follows:

	Operating Leases
As of December 31,	Aircraft and Spare Engine Leases	Property Facility Leases	Total Operating Leases
	(in thousands)
2011	$118,800	$5,823	$124,623
2012	120,533	5,698	126,231
2013	120,614	5,071	125,685
2014	120,637	2,996	123,633
2015	121,021	1,234	122,255
2016 and thereafter	359,086	11,274	370,360

Total minimum lease payments	$960,691	$32,096	$992,787

Financial Instruments And Risk Management	9 Months Ended
Sep. 30, 2011
Financial Instruments And Risk Management [Abstract]
Financial Instruments And Risk Management

14. Financial Instruments and Risk Management

As part of the Company's risk management program, the Company from time to time uses a variety of financial instruments, primarily costless collar contracts, to reduce its exposure to fluctuations in the price of jet fuel. The Company does not hold or issue derivative financial instruments for trading purposes.

The Company is exposed to credit losses in the event of nonperformance by counterparties to these financial instruments. The Company periodically reviews and seeks to mitigate exposure to the counterparty's financial deterioration and nonperformance by monitoring the absolute exposure levels, the counterparty's credit rating, and the counterparty's historical performance relating to hedge transactions. The credit exposure related to these financial instruments is limited to the fair value of contracts in a net receivable position at the reporting date. The Company also maintains security agreements that require the Company to post collateral if the value of selected instruments falls below specified mark-to-market thresholds. To mitigate this requirement, the Company ratably builds its hedge portfolio to targeted levels to avoid excess exposure to specific market conditions.

The Company records financial derivative instruments at fair value, which includes an evaluation of the counterparty's credit risk. Fair value of the instruments is determined using standard option valuation models. Management chose not to elect hedge accounting on any of the derivative instruments purchased through the end of 2008, 2009, and 2010 and the nine month period ended September 30, 2011 and, as a result, changes in the fair value of these fuel hedge contracts are recorded each period in aircraft fuel expense.

The following table summarizes the components of aircraft fuel expense for the years ended December 31, 2008, 2009 and 2010, and the nine month period ended September 30, 2010 and 2011 (in millions):

	Year Ended December 31,			Nine Months Ended September 30,
	2008	2009	2010	2010	2011
				(unaudited)
Into-plane fuel cost	$359.1	$181.8	$251.7	$179.2	$296.3
Changes in value and settlements of fuel hedge contracts	(60.0)	(0.7)	(3.5)	(1.0)	(3.1)

Aircraft fuel expense	$299.1	$181.1	$248.2	$178.2	$293.2

During the year ended 2008, $60.0 million of net fuel derivative gains were recognized consisting of realized gains of $69.9 million offset by the reversal of prior-period unrealized mark-to-market gains of $9.9 million. During the year ended 2009, $0.7 million of net fuel derivative gains were recognized consisting of settlement losses of $0.7 million offset by unrealized mark-to-market gains of $1.4 million. During the year ended 2010, $3.5 million of net fuel derivative gains were recognized consisting of realized gains of $1.4 million and unrealized mark-to-market gains of $2.1 million. During the nine months ended September 30, 2010, $1.0 million (unaudited) of net fuel derivative gains were recognized consisting of realized gains of $0.1 million (unaudited) and unrealized mark-to-market gains of $0.9 million (unaudited). During the nine months ended September 30, 2011, $3.1 million (unaudited) of net fuel derivative gains were recognized consisting of realized gains of $7.5 million (unaudited) and unrealized mark-to-market losses of $4.4 million (unaudited). All realized gains and losses are reflected in the statements of cash flows in cash flow from operating activities.

As of December 31, 2010 the Company had fuel hedges using either NYMEX heating oil, NYMEX WTI crude oil, or U.S. Gulf Coast jet fuel as the underlying commodity. As of December 31, 2010, the Company had agreements in place to protect 11,800,000 gallons or approximately 10% of its 2011 anticipated fuel consumption at a weighted-average ceiling and floor price of $2.30 and $2.13 per gallon, respectively. As of September 30, 2011, the Company had fuel hedges using US Gulf Coast jet fuel collars in place for approximately 38% (unaudited) and 18% (unaudited) of the Company's estimated fuel consumption for the fourth quarter 2011 and first quarter 2012, respectively. Additionally, during hurricane season (August through October), the Company uses basis swaps using NYMEX Heating Oil indexes, to protect the refining price risk between the price of crude oil and the price of refined jet fuel. As of September 30, 2011, the Company had approximately 23% (unaudited) of its fourth quarter 2011 forecasted fuel requirements protected using these basis swaps.

Defined Contribution 401(k) Plan	9 Months Ended
Sep. 30, 2011
Defined Contribution 401(k) Plan [Abstract]
Defined Contribution 401(k) Plan

15. Defined Contribution 401(k) Plan

The Company sponsors two defined contribution 401(k) plans, Spirit Airlines, Inc. Employee Retirement Savings Plan (first plan) and Spirit Airlines, Inc. Pilots' Retirement Savings Plan (second plan). The first plan was adopted on February 1, 1994. Essentially, all employees that are not covered by the pilots' collective bargaining agreement, who have at least one year of service, have worked at least 1,000 hours during the year, and have attained the age of 21 may participate in this plan. The Company may make a Qualified Discretionary Contribution, as defined in the plan, or provide matching contributions to this plan. Effective July 1, 2007, the Company amended this plan to change the service requirement to 60 days and provided for matching contribution to the plan at 50% of the employee's contribution, up to 6% of the employee's annual compensation.

The second plan is for the Company's pilots, and contained the same service requirements as the first plan and was amended effective July 1, 2007, to change the service requirements to 60 days and having attained the age of 21. The Company matches 100% of the pilot's contribution, up to 8% of the individual pilot's annual compensation.

Matching contributions made to both plans were $3.8 million, $3.9 million and $4.8 million in 2008, 2009 and 2010, respectively. Matching contributions made to both plans were $3.1 million (unaudited) and $3.7 million (unaudited) for the nine months ended September 30, 2010 and 2011, respectively.

Income Taxes	9 Months Ended
Sep. 30, 2011
Income Taxes [Abstract]
Income Taxes

16. Income Taxes

Significant components of the provision for income taxes from continuing operations are as follows:

	For the Years Ended December 31,
	2008	2009	2010
	(in thousands)
Current:
Federal	$(69)	$1,100	$258
State and local	142	118	68
Foreign	315	315	189

Total current expense	388	1,533	515
Deferred:
Federal	—	—	(48,934)
State and local	—	—	(3,877)

Total deferred expense	—	—	(52,811)

Total income tax expense (benefit)	$388	$1,533	$(52,296)

The reconciliation of income tax expense computed at the federal statutory tax rates to income tax expense from continuing operations is as follows:

	For the Years Ended December 31,
	2008	2009	2010
	(in thousands)
Expected provision at federal statutory tax rate	$11,777	$29,830	$7,062
State tax expense, net of federal benefit	(229)	1,220	413
Interest and dividend on preferred stock	(17,022)	(5,015)	1,612
Change in valuation allowance	5,017	(22,814)	(65,248)
Meals and entertainment	308	273	315
Fines and penalties	312	135	9
Federal credits	(140)	—	(156)
Adjustment to deferred tax assets and liabilities	(14)	(2,472)	3,486
Other	379	376	211

Total income tax expense	$388	$1,533	$(52,296)

Deferred taxes are recorded based on differences between the financial statement basis and tax basis of assets and liabilities and available tax loss and credit carryforwards. At December 31, 2009 and 2010, deferred taxes consisted of the following:

	December 31,
	2009	2010
	(in thousands)
Deferred tax assets:
Net operating loss	$52,113	$41,228
Property, plant, and equipment	—	—
Deferred gain	4,797	4,163
Deferred revenue	4,059	6,628
Federal tax credits	1,050	1,310
Nondeductible accruals	7,093	6,682
Other	201	275

Gross deferred tax assets	69,313	60,286
Valuation allowance	(65,248)	—

Deferred tax assets, net	4,065	60,286

Deferred tax liabilities:
Capitalized interest	(1,096)	(1,735)
Fuel hedging	(534)	(1,430)
Accrued engine maintenance	(1,560)	(1,296)
Property, plant, and equipment	(875)	(3,014)

Gross deferred tax liabilities	(4,065)	(7,475)

Net deferred tax assets	$—	$52,811

Deferred taxes included within:
Assets:
Other current assets	$—	$51,492
Other long-term assets	53	1,319
Liabilities:
Other current liabilities	(53)	—
Other long-term liabilities	—	—

The Company accounts for income taxes using the liability method. In assessing the realizability of the deferred tax assets, management considered whether it is more likely than not that some or all of the deferred tax assets would be realized. In evaluating the Company's ability to utilize its deferred tax assets, it considered all available evidence, both positive and negative, in determining future taxable income on a jurisdiction by jurisdiction basis.

At December 31, 2010, the Company had net operating loss carryforwards for federal income tax purposes of $112.1 million, which begin to expire in 2023. In addition, the Company had state net operating loss carryforwards of approximately $41.9 million which could be used to offset future state taxable income.

The Company had a valuation allowance of $65.2 million as of December 31, 2009, because it had been unable to demonstrate that its deferred tax assets would be utilized against future earnings. The net change in the total valuation allowance for 2009 was a decrease of $22.8 million.

Because of the expectation of future taxable income, the availability of reversing deferred tax liabilities, and the achievement of sustained profitability, management has determined that all of the Company's deferred tax assets as of December 31, 2010, will be realized in taxable years after 2010. As a result of this determination, the Company released its valuation allowance, resulting in a $52.8 million deferred tax benefit during 2010.

The Company's income tax expense for the nine months ended September 30, 2011 increased from prior years due to the release of the valuation allowance in the prior year.

On February 20, 2004, the Company experienced an ownership change, as defined under Section 382 of the Internal Revenue Code, which creates an annual limitation on the Company's ability to utilize net operating losses generated prior to the ownership change. Subsequent ownership changes could create additional annual limitations on the amount of the carryforwards that can be utilized. The Company had approximately $10 million of net operating losses generated prior to the ownership change. As of December 31, 2010, the Company determined that it was appropriate to write off $3.5 million of deferred tax assets that were fully valued as of December 31, 2010, and corresponding allowance pertaining to the Section 382 limited net operating loss, since such amount will not be permissible under current law to offset future income.

In 2009, the Company adopted FASB Interpretation No. 48, which clarifies the accounting for uncertainty in income taxes recognized in an entity's financial statements in accordance with ASC 740, and prescribes a recognition threshold and measurement attributes for financial statement disclosure of income tax positions taken or expected to be taken on a tax return. Effective January 1, 2009, the Company adopted the provisions of this Interpretation and there was no material effect on the financial statements. The Company accrues interest related to unrecognized tax benefits in its provision for income taxes and any associated penalties are recorded in selling, general, and administrative expenses.

As of December 31, 2010, there were no ongoing audits of the Company's income tax returns by any taxing authority. In general, as the Company historically generated net operating losses, all tax years are subject to an examination in the United States, the Company's most significant taxing jurisdiction.

Commitments And Contingencies	9 Months Ended
Sep. 30, 2011
Commitments And Contingencies [Abstract]
Commitments And Contingencies

17. Commitments and Contingencies

Aircraft-Related Commitments and Financing Arrangements

The Company's contractual purchase commitments consist primarily of aircraft and engine acquisitions through manufacturers and aircraft leasing companies. As of December 31, 2010, firm aircraft orders with Airbus consisted of 13 Airbus A319 aircraft (which can be converted to A320 aircraft), 20 A320 aircraft, and six spare V2500 IAE International Aero Engines AG engines. Aircraft are scheduled for delivery in the period of 2011 through 2015, and spare engines are scheduled for delivery in the period 2011 through 2018. Committed expenditures for these aircraft and related flight equipment, including estimated amounts for contractual price escalations and pre-delivery payments, will be approximately $117 million in 2011, $313 million in 2012, $322 million in 2013, $301 million in 2014, $354 million in 2015 and $19 million in 2016 and beyond. As of September 30, 2011, committed expenditures will be approximately $83 million (unaudited) for the remainder of 2011.

In addition, during the nine months ended September 30, 2011 the Company took delivery of three new A320 aircraft from two independent leasing companies. These lease commitments are included in the schedule of future minimum lease payments under noncancelable operating leases in Note 13.

Litigation

The Company is party to legal proceedings and claims that arise during the ordinary course of business. The Company believes the ultimate outcome of these matters will not have a material adverse effect on the Company's financial position, results of operations, or cash flows.

Credit Card Processing Arrangements

The Company has agreements with organizations that process credit card transactions arising from the purchase of air travel, baggage fees, and other ancillary services by customers. As is standard in the airline industry, the Company's contractual arrangements with credit card processors permit them, under certain circumstances, to retain a holdback or other collateral, which the Company records as restricted cash, when future air travel and other future services are purchased via credit card transactions. The required holdback is the percentage of the Company's overall credit card sales that its credit card processors hold to cover refunds to customers if the Company fails to fulfill its flight obligations (see Note 5).

Employees

The Company has three union-represented employee groups that together represent approximately 50% of all employees at December 31, 2009, 2010 and 51% of all employees at September 30, 2011. As of September 30, 2011, the collective bargaining agreement between the Company and the Company's pilots, as represented by the Air Line Pilots Association International, represents 20% of the Company's employees and became amendable on January 31, 2007. On May 14, 2010, the NMB released the Company and the pilots' union from mandatory supervised mediation, which release commenced a 30-day "cooling off" period as provided in the Railway Labor Act.

Early on June 12, 2010, following several negotiation sessions with the pilots' union during the cooling off period that did not result in reaching agreement, the pilots declared a strike, and the Company ceased all flight operations. The parties reconvened in negotiations on June 15, 2010 and were able to reach a tentative agreement on June 16, 2010, which was ratified on July 23, 2010 and executed on August 1, 2010.

The collective bargaining agreement between the Company and the Company's flight attendants, as represented by the Association of Flight Attendants AFL-CIO, represents approximately 30% of the Company's employees and became amendable on August 6, 2007. The Company and the union are currently in negotiations to reach a new collective bargaining agreement. The Company's dispatchers, which represent approximately one % of the Company's employees, ratified a five-year contract in July 2007.

The Company is self-insured for health care claims for eligible participating employee and qualified dependent medical claims, subject to deductibles and limitations. The Company's liabilities for claims incurred but not reported are determined based on an estimate of the ultimate aggregate liability for claims incurred. The estimate is calculated from actual claim rates and reviewed and adjusted periodically as necessary. The Company has accrued $1.9 million, $1.6 million, $2.1 million, and $1.9 million (unaudited) for health care claims as of December 31, 2008, 2009, 2010, and September 30, 2011, respectively.

Fair Value Measurements	9 Months Ended
Sep. 30, 2011
Fair Value Measurements [Abstract]
Fair Value Measurements

18. Fair Value Measurements

Under ASC 820, Fair Value Measurements and Disclosures, disclosures are required about how fair value is determined for assets and liabilities, and a hierarchy for which these assets and liabilities must be grouped is established, based on significant levels of inputs, as follows:

Level 1—Quoted prices in active markets for identical assets or liabilities.

Level 2—Observable inputs other than Level 1 prices such as quoted prices for similar assets or liabilities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the assets or liabilities.

Level 3—Unobservable inputs that are supported by little or no market activity and that are significant to the fair value of the assets or liabilities.

Fair value is defined as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. Spirit utilizes several valuation techniques in order to assess the fair value of the Company's financial assets and liabilities. The Company's fuel derivative contracts, which primarily consist of costless collar contracts, are valued using energy and commodity market data, which is derived by combining raw inputs with quantitative models and processes to generate forward curves and volatilities.

The Company utilizes the market approach to measure fair value for its financial assets and liabilities. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities.

Assets and liabilities measured at fair value on a recurring basis are summarized below (in millions):

	Fair Value Measurements as of December 31, 2010
	Total	Level 1	Level 2	Level 3
Cash and cash equivalents	$82.7	$82.7	$—	$—
Aircraft fuel derivatives	3.5	—	—	3.5

Total assets	$86.2	$82.7	$—	$3.5

Total Liabilities	$—	$—	$—	$—

	Fair Value Measurements as of September 30, 2011(unaudited)
	Total	Level 1	Level 2	Level 3
Cash and cash equivalents	$351.0	$351.0	$—	$—

Total assets	$351.0	$351.0	$—	$—

Aircraft fuel derivatives	$0.9	$—	$—	$0.9

Total liabilities	$0.9	$—	$—	$0.9

Cash and cash equivalents at December 31, 2010 and September 30, 2011 are comprised of liquid money market funds and cash. The Company maintains cash with various high-quality financial institutions.

The Company did not elect hedge accounting on any of the derivative instruments, and as a result, changes in the fair values of these fuel hedge contracts are recorded each period in fuel expense. Fair values of the instruments are determined using standard option valuation models. The Company also considers counterparty risk and its own credit risk in its determination of all estimated fair values. The Company has consistently applied these valuation techniques in all periods presented and believes it has obtained the most accurate information available for the types of derivative contracts its holds. Due to the fact that certain of the inputs utilized to determine the fair value of option contracts are unobservable (principally implied volatility), the Company has categorized these option contracts as Level 3. The following table presents the Company's activity for assets measured at fair value on a recurring basis using significant unobservable inputs (Level 3) (in millions):

Fuel Derivatives
Balance at January 1, 2009	$—
Total gains (losses) (realized or unrealized) included in earnings, net	0.7
Purchase and settlements, net	0.7

Balance at December 31, 2009	1.4
Total gains (losses) (realized or unrealized) included in earnings, net	3.5
Purchase and settlements, net	(1.4)

Balance at December 31, 2010	3.5
Total gains (losses) (realized or unrealized) included in earnings, net (unaudited)	3.1
Purchase and settlements, net (unaudited)	(7.5)

Balance at September 30, 2011 (unaudited)	$(0.9)

Total gains and losses during the year ended 2010 included in earnings attributable to the change in unrealized gains or losses related to assets still held at December 31, 2010, is $2.1 million. Total gains and losses during the nine months ended September 30, 2011 included in earnings attributable to the change in unrealized gains or losses related to assets still held at September 30, 2011 is $4.4 million (unaudited).

The carrying amounts and estimated fair values of the Company's debt, related party notes payable and mandatorily redeemable preferred stock at December 31, 2010, were as follows (in millions):

	Carrying Value	Estimated Fair Value
Fixed-rate debt	$355.9	$403.8
Variable-rate debt	4.6	5.0

Total debt	$360.5	$408.8

The Company's debt is not publicly traded. Management determined the enterprise value of the Company using a discounted cash flow analysis and market multiples. The fair values of certain debt instruments were estimated under a contingent claims analysis, in which a Black-Scholes option pricing model was applied. As a corroborative measure, the implied internal rates of return resulting from the application of the Black-Scholes model were compared to the current yields of certain term and other high-yield debt instruments of selected market participants operating in the airline industry.

In connection with the closing of the IPO, the Company consummated the transaction contemplated by the Recapitalization Agreement on June 1, 2011, which resulted in the repayment or exchange for common stock of all of the Company's notes and preferred stock (see Note 20).

Operating Segments And Related Disclosures	9 Months Ended
Sep. 30, 2011
Operating Segments And Related Disclosures [Abstract]
Operating Segments And Related Disclosures

19. Operating Segments and Related Disclosures

The Company is managed as a single business unit that provides air transportation for passengers. Operating revenues by geographic region as defined by the Department of Transportation (DOT) area are summarized below (in millions):

	2008	2009	2010
DOT—domestic	$615.7	$557.7	$625.0
DOT—Latin America	171.6	142.3	156.3

Total	$787.3	$700.0	$781.3

During 2008, 2009, and 2010, no revenue from any one foreign country represented greater than 4% of the Company's total passenger revenue. The Company attributes operating revenues by geographic region based upon the origin and destination of each passenger flight segment. The Company's tangible assets consist primarily of flight equipment, which are mobile across geographic markets and, therefore, have not been allocated.

Initial Public Offering	9 Months Ended
Sep. 30, 2011
Initial Public Offering [Abstract]
Initial Public Offering

20. Initial Public Offering

On June 1, 2011, the Company raised $187.2 million of gross proceeds in the IPO from the sale of 15,600,000 shares of its common stock at a price of $12.00 per share. The resulting proceeds to the Company were approximately $176.9 million after deducting underwriter commissions. The Company retained $150.0 million of the net proceeds, after paying $20.6 million of debt, $450,000 to pay three unaffiliated holders of its subordinated notes, and $6.1 million in direct costs of the offering. In accordance with a Recapitalization Agreement, all of the principal and accrued and unpaid interest on outstanding notes, to the extent not repaid, totaling $279.2 million, as well as all of the Class A and B preferred stock outstanding immediately prior to the offering along with accrued and unpaid dividends totaling $81.7 million, were exchanged for 30,079,420 shares of common stock at a share price of $12.00 per share. Each share of Class B common stock was exchanged for one share of common stock. In addition, interest expense was reduced by $0.4 million due to a write off of the unamortized portion of prepaid loan fees and deferred interest.

Subsequent Events	12 Months Ended
Dec. 31, 2011
Subsequent Events [Abstract]
Subsequent Events

21. Subsequent Events (unaudited)

On December 7, 2011, the Company entered into a Stock Distribution Agreement with Indigo Miramar LLC and its members. Pursuant to the Stock Distribution Agreement 10,576,180 shares of outstanding common stock were exchanged on a share-for-share basis for shares of non-voting common stock.